Financial risk management and fair value measurement - Senstivity analysis (Details) - Currency risk	12 Months Ended
Aug. 31, 2021 CAD ($)
Disclosure of nature and extent of risks arising from financial instruments [line items]
Percentage of reasonably possible increase in risk assumption	5.00%
Percentage of reasonably possible decrease in risk assumption	(5.00%)
Increase in net income (loss) due to reasonably possible increase in risk assumption	$ 549,000
Decrease in net income (loss) due to reasonably possible decrease in risk assumption	(549,000)
Increase in other comprehensive income due to reasonably possible increase in risk assumption	490,000
Decrease in other comprehensive income due to reasonably possible decrease in risk assumption	$ (490,000)